SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   May 16, 2002

                          Trenwick America Corporation
             (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-31967                      06-1087672
State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                 File Number)               Identification No.)

One Canterbury Green
Stamford, Connecticut                                               06901
 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (203)353-5500


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. - Other Events

      Trenwick Group Ltd. ("Trenwick") and its wholly owned subsidiary, LaSalle Re Limited ("LaSalle"), entered into a Transfer and Purchase Agreement, a Quota Share Retrocession Agreement, a Bill of Sale and Assignment Agreement, an Administrative Services Agreement and an Assignment of Reinsurance Recoverables and Other Receivables, each dated as of May 16, 2002, pursuant to which Trenwick and LaSalle sold to Endurance Specialty Insurance Ltd. the in-force property catastrophe business as of April 1, 2002 of LaSalle.

      On May 16, 2002, Trenwick issued a press release announcing the transaction. A copy of the press release is filed herewith as Exhibit 99.6 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Transfer and Purchase Agreement, dated as of May 16, 2002, by and among Trenwick Group Ltd., LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.2 Quota Share Retrocession Agreement, dated as of May 16, 2002, by and between LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.3 Bill of Sale and Assignment Agreement, dated as of May 16, 2002, by and between LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.4 Administrative Services Agreement, dated as of May 16, 2002, by and between LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.5 Assignment of Reinsurance Recoverables and Other Receivables, dated as of May 16, 2002, by LaSalle Re Limited to Endurance Specialty Insurance Ltd.

99.6  Press release of Trenwick Group Ltd. issued May 16, 2002.


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                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRENWICK AMERICA CORPORATION


                                   By:   /s/ Stephen H. Binet
                                      ------------------------
                                      Stephen H. Binet
                                      President and Chief Executive Officer



Dated:  May 22, 2002


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

                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit
-------                    ----------------------

99.1 Transfer and Purchase Agreement, dated as of May 16, 2002, by and among Trenwick Group Ltd., LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.2 Quota Share Retrocession Agreement, dated as of May 16, 2002, by and between LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.3 Bill of Sale and Assignment Agreement, dated as of May 16, 2002, by and between LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.4 Administrative Services Agreement, dated as of May 16, 2002, by and between LaSalle Re Limited and Endurance Specialty Insurance Ltd.

99.5 Assignment of Reinsurance Recoverables and Other Receivables, dated as of May 16, 2002, by LaSalle Re Limited to Endurance Specialty Insurance Ltd.

99.6  Press release of Trenwick Group Ltd. issued May 16, 2002.